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                                                                    EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K into the Company's previously filed Registration Statements File Nos. 333-00346, 333-09425, 333-14325, 333-21709,
333-35997, and 333-43707.


                                          ARTHUR ANDERSEN LLP

San Francisco, California
March 23, 1998